As filed with the Securities and Exchange Commission on April 13, 1998
                                File No. 33-12289


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       -----------------------------------

                        Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 13 [X]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940 [X]


                              AMENDMENT NO. 13 [X]
                        (Check appropriate box or boxes)


                           CLEARWATER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)


        2100 First National Bank Building, St. Paul, Minnesota 55101-1394
                (Address of principal executive office) Zip Code


       Registrant's Telephone Number, including Area Code: (612) 228-0935

      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)

  It is proposed that this filing will become effective (check appropriate box)


         [X] on April 30, 1998, pursuant to paragraph (b)(2) of Rule 485 under the Securities Act

                              ---------------------

                           CLEARWATER INVESTMENT TRUST

Cross-Reference Sheet Showing Location in Prospectus and Statement of Additional
      Information of Information Required by Items of the Registration Form






Item Number in Part A                                                Prospectus Caption


1.       Cover Page................................................. Cover Page

2.       Synopsis................................................... Expense Information

3.       Condensed Financial Information............................ Financial Highlights

4.       General Description of Registrant.......................... Cover Page; What Are the Funds'
                                                                     Investment Objectives and Important
                                                                     Policies?; Other Information

5.       Management of the Fund..................................... How Are the Funds Managed?

6.       Capital Stock and Other Securities......................... What Are the Funds' Investment
                                                                     Objectives and Important Policies?;
                                                                     Dividends, Distribution and Taxation;
                                                                     Other Information

7.       Purchase of Securities Being Offered....................... How Are Shares Purchased?; Exchange of
                                                                     Shares

8.       Redemption or Repurchase................................... How Are Shares Redeemed?; Exchange of
                                                                     Shares

9.       Pending Legal Proceedings.................................. Not Applicable



                                                        -1-






Item Number in Part B                                                Statement of Additional Information
                                                                     Caption

10.      Cover Page................................................. Cover Page

11.      Table of Contents.......................................... Cover Page

12.      General Information and History............................ Cover Page; The Trust

13.      Investment Objectives and Policies......................... Objectives, Investment Policies and
                                                                     Restrictions

14.      Management of the Fund..................................... Management, Advisory and Other
                                                                     Services; Executive Officers and Trustee
15.      Control Persons and Principal Holders
            of Securities........................................... Management, Advisory and Other
                                                                     Services; Executive Officers and Trustees
16.      Investment Advisory and Other
            Services................................................ Management, Advisory and Other
                                                                     Services; Independent Public Accountants
17.      Brokerage Allocation and Other
            Practices............................................... Brokerage

18.      Capital Stock and Other Securities......................... The Trust

19.      Purchase, Redemption and Pricing of
            Securities Being Offered        ........................ Determination of Net Asset Value Per
                                                                     Share

20.      Tax Status................................................. Taxes

21.      Underwriters............................................... None

22.      Calculation of Performance Data............................ Calculation of Performance Data

23.      Financial Statements....................................... Cover Page

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund


                           Prospectus - April 30, 1998


Clearwater Growth Fund (the "Growth Fund") and Clearwater Small Cap Fund (the "Small Cap Fund") (each, a "Fund") are each separate, diversified investment portfolios of Clearwater Investment Trust (the "Trust"), an open-end, management investment company organized under the laws of The Commonwealth of Massachusetts.

The primary investment objective of each Fund is long-term growth of capital. As a secondary objective, each Fund seeks current investment income. To achieve its objectives, the Growth Fund will be passively managed to track the Russell 1000 Index (the "Index"). The Index is comprised of securities of the largest 1000 public companies in the United States equity markets and is capitalization weighted. To achieve its objective the Small Cap Fund invests in a broad list of carefully selected, reasonably priced securities, consisting primarily of common stocks, preferred stocks and convertible and non-convertible fixed income securities.

This Prospectus concisely sets forth information about the Growth Fund and the Small Cap Fund that you should know before investing. You should retain this Prospectus for future reference. More information about the Funds is included in the Statement of Additional Information, dated April 30, 1998, which is incorporated herein by reference in its entirety and a copy of which may be obtained free of charge by calling the Trust's transfer agent, Fiduciary Counselling, Inc., at (612) 228-0935 or by written request addressed to Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (attention: Clearwater Investment Trust). Other information about the Funds has been filed with the Securities and Exchange Commission and is available upon request and without charge.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




                                                                            Page

       Expense Information.....................................................3
       Financial Highlights....................................................4
       What Are the Funds' Investment Objectives and
       Important Policies?.....................................................6
       How Are the Funds Managed?..............................................9
       How Are Shares Purchased?..............................................12
       How Are Shares Redeemed?...............................................13
       Exchange of Shares.....................................................14
       Dividends, Distributions and Taxation..................................14
       Performance Data.......................................................16
       Other Information......................................................16
       Appendix--Description of Bond Ratings..................................18

                               EXPENSE INFORMATION

The following table sets forth the annual operating expenses of each Fund, expressed as a percentage of the average net assets of the Fund based on expenses for the fiscal year ended December 31, 1997, and restated to reflect estimated annual operating expenses for 1998. The example set forth below shows the amount of operating expenses that would be incurred by an investor purchasing $1,000 of shares of each Fund whether or not the investor redeems his or her investment at the end of one, three, five and ten years.

                                                             GROWTH    SMALL CAP
                                                              FUND       FUND
Shareholder Transaction Expenses:                             None       None

Annual Fund Operating Expenses (as % of average net assets):
               1
Management Fees.............................................. 0.45%      1.35%
Other Fees and Expenses...................................... 0.00%      0.00%
Total Operating Expenses                                      0.45%      1.35%


1
 As of November 1, 1997, and continuing thereafter, the management fee payable to Clearwater Management Co., Inc. by the Growth Fund was reduced from 1.10% to 0.45%



Example:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (with or without redemption at the end of each time period):

One Year..................................................... $   5      $  14
Three Years.................................................. $  14      $  43
Five Years................................................... $  25      $  74
Ten Years.................................................... $  57      $ 162


The purpose of the above table and example is to assist an investor in understanding the various costs and expenses of each Fund that will be borne directly or indirectly by an investor in such Fund. The costs and expenses included in the table and example should not be considered representative of past or future expenses. Actual returns and expenses of the Funds may vary significantly from the returns and expenses assumed in the above table and example. For more information regarding management fees and other expenses of the Funds, including information regarding the basis upon which management fees are paid, see "How Are The Funds Managed?" in the Prospectus and "Management, Advisory and Other Services" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The following audited information is covered by the independent auditor's report on the Funds' financial statements and selected per share data and ratios and is included in the Funds' 1997 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The information presented below should be read in conjunction with the Annual Report, which includes more information about each Fund's performance and is available free of charge by calling the Trust's transfer agent at (612) 228-0935.

Selected data for a Fund share outstanding throughout each period are as follows:


                                                   Clearwater Growth Fund

                                                                     Years ended December 31,
                                      ------------------------------------------------------------------------------------------
                                             1997     1996     1995    1994     1993     1992     1991     1990    1989     1988
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          17.88    17.01    13.62   14.49    15.98    15.42    10.91    11.55    8.52     8.32

---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (loss)           (0.01)   (0.01)    0.01    0.06     0.09     0.11     0.14     0.16    0.13     0.12
     Net realized and unrealized
         gain (loss)                         5.08     3.68     4.43    0.11     0.27     0.56     4.51    (0.64)   3.03     0.20
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             5.07     3.67     4.44    0.17     0.36     0.67     4.65    (0.48)   3.16     0.32

---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment
         income                              0.00     0.00    (0.01)  (0.06)   (0.09)   (0.11)   (0.14)   (0.16)  (0.13)   (0.12)
     Distributions from realized gains      (1.78)   (2.80)   (1.04)  (0.98)   (1.76)    0.00     0.00     0.00    0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (1.78)   (2.80)   (1.05)  (1.04)   (1.85)   (0.11)   (0.14)   (0.16)  (0.13)   (0.12)

Net asset value, end of year                21.17    17.88    17.01   13.62    14.49    15.98    15.42    10.91   11.55     8.52
---------------------------------------------------------------------------------------------------------------------------------

Total Return (a)                            28.4%    21.6%    32.6%    1.2%     2.2%     4.4%    42.8%    -4.1%   37.2%     3.8%

Net assets, end of period
     (000's omitted)                     $106,859   93,922   84,775  65,999   61,037   67,554   65,818   42,407  42,458   30,200

Ratio of expenses to average
     net assets (b)                          0.98%    1.08%    1.08%   1.07%    1.08%    1.10%    1.17%    1.23%   1.24%    1.38%
Ratio of net investment income
     (loss) to average net assets           -0.06%   -0.07%    0.06%   0.39%    0.55%    0.74%    1.05%    1.45%   1.22%    1.38%
Average brokerage commission
     rate (c)                               $0.0571   0.0547     n/a     n/a      n/a      n/a      n/a      n/a     n/a      n/a
Portfolio turnover rate (excluding
     short-term securities)                  38.16%   75.90%   58.64%  70.69%   52.76%   32.08%   29.27%   36.19%  53.03%   70.20%

     Effective November 1, 1997, Parametric Portfolio Associates became the subadviser to the Growth Fund.

(a)  Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(b)  The year 1996 includes federal and state taxes of 0.01%.

(c)  For fiscal years beginning on or after September 1, 1995, the fund is required to disclose the average commission rate per share it paid on trades for which commissions were charged.

                                                   Clearwater Small Cap Fund
                                                                                                                         Eleven
                                                                      Years end December 31,                             Months
                                      ---------------------------------------------------------------------------------------------
                                                        1997    1996     1995     1994     1993     1992    1991     1990     1989
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.74   11.47     9.89    12.26    11.50    11.30    9.37    10.16    10.00

-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment Income (loss)                      (0.02)   0.00     0.04     0.17     0.17     0.29    0.37     0.43     0.36
     Net realized and unrealized
         gain (loss)                                    5.14    1.71     2.56    (0.99)    1.60     0.25    1.93    (0.79)    0.32
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        5.12    1.71     2.60    (0.82)    1.77     0.54    2.30    (0.36)    0.68

-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment
         income                                         0.00    0.00    (0.04)   (0.17)   (0.17)   (0.29)  (0.37)   (0.43)   (0.36)
     Excess distributions from net
         investment income                              0.00   (0.01)    0.00     0.00     0.00     0.00    0.00     0.00     0.00
     Distributions from realized gains                 (2.62)  (0.42)   (0.98)   (1.38)   (0.84)   (0.05)   0.00     0.00    (0.16)
     Tax return of capital                              0.00   (0.01)    0.00     0.00     0.00     0.00    0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (2.62)  (0.44)   (1.02)   (1.55)   (1.01)   (0.34)  (0.37)   (0.43)   (0.52)

Net asset value, end of year                          $15.24   12.74    11.47     9.89    12.26    11.50   11.30     9.37    10.16
-----------------------------------------------------------------------------------------------------------------------------------

Total Return (a)                                       40.2%   15.0%    26.3%    -6.7%    15.4%     4.9%   24.9%    -3.6%     6.8%

Net assets, end of period
     (000's omitted)                                 $40,838  32,774   26,826   17,998   13,972   13,128  12,537    7,936    7,650

Ratio of expenses to average
     net assets (b) (c)                                 1.35%   1.37%    1.35%    1.40%    1.47%    1.49%   1.62%    1.91%    2.44%
Ratio of net investment income
     (loss) to average net assets (c)                  -0.17%   0.00%    0.36%    1.61%    1.38%    2.54%   3.64%    4.37%    4.64%
Average brokerage commission
     rate (d)                                         $0.0503  0.0424      n/a      n/a      n/a      n/a     n/a      n/a      n/a
Portfolio turnover rate (excluding
     short-term securities)                            92.22%  89.25%   77.46%  122.88%   58.49%   73.07%  67.42%   36.95%   42.63%

     Effective May 1, 1994 a change was implemented in the fund's investment policies whereby the fund must invest at least 65% of its total assets in securities of companies that have a total equity market capitalizations of $1 billion or lower. Also effective January 1, 1994, Kennedy
     Capital Management became the sub-advisor for the fund.


(a)  Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value

(b)  The year 1996 includes federal and state taxes of 0.04%

(c)  The ratios for the eleven month period ended December 31, 1989, are adjusted to an annual basis.

(d)  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share it paid on trades for which commissions were charged .

                                       5

        WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND IMPORTANT POLICIES?

Growth Fund

The primary investment objective of the Growth Fund is long-term capital growth. As a secondary objective, the Growth Fund seeks current investment income. To achieve its objective, the Growth Fund will be passively managed to track the Russell 1000 Index (the "Index"). The Index is comprised of securities of the largest 1000 public companies in the United States equity markets and is capitalization weighted. The Growth Fund attempts to track the investment results of the Index by investing in all 1000 or a statistical sampling of the common stocks that comprise the Index. Unlike other equity funds that seek to outperform stock market averages, the Growth Fund seeks to track the Index to provide a return that matches that of the benchmark. However, because the Growth Fund is also managed to reduce tax liability to the Growth Fund's shareholders and bears certain expenses not factored into the performance of the Index, the Growth Fund will not track the performance of the Index perfectly. To the extent the Growth Fund tracks the Index, the Growth Fund will not pursue opportunities for total return by investing in companies that are not included in the Index.

Under normal circumstances, the Growth Fund will invest substantially all of its assets in the common stocks of companies represented in the Index. The Growth Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Growth Fund's total assets. The Growth Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the Index.

The Growth Fund may also utilize securities and securities index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Growth Fund's use of futures and options will be limited by the Growth Fund's avoidance of tax liability and its low turnover rate. The Growth Fund may engage in short sales, purchase securities on a when-issued basis, may purchase or sell securities on a delayed delivery basis, make loans of portfolio securities and enter into repurchase agreements. See "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

Small Cap Fund

The primary investment objective of the Small Cap Fund is long-term capital growth. As a secondary objective, the Small Cap Fund seeks current investment income. Under normal market conditions, the Small Cap Fund pursues these objectives by investing at least 65% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations of $1 billion or lower. The proportions among the types of securities in which the Small Cap Fund's assets are invested will vary from time to time depending on the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates and other factors. The Small Cap Fund may also write (sell) covered call options with respect to portfolio securities, make loans of portfolio securities and enter into repurchase agreements. See "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

                                   * * * * * *

The investment objectives of the Growth Fund and the Small Cap Fund and the investment policies described in the Prospectus and Statement of Additional Information are non-fundamental and may be changed by the Trustees without shareholder approval. Each Fund has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. See "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, neither the Growth Fund nor the Small Cap Fund can assure that its investment objectives will be achieved.

Investment Policies

To reduce the potential for realization of capital gain from disposition of portfolio securities, Parametric intends to gradually align the Growth Fund's portfolio with the Index over a period of several years. Until the Growth Fund's portfolio is aligned with the Index, the Growth Fund may continue to hold common stocks, preferred stocks, fixed income securities and foreign securities in amounts that do not match the weightings in the Index and be subject to the risks of such securities.

Equity Securities. Each Fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as fixed income securities that are convertible into such common or preferred stocks.

Fixed Income Securities. The Small Cap Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and each Fund may invest in short-term fixed income securities (with maturities of less than one year). Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund's performance may be affected by its Subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, the Small Cap Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the Small Cap Fund's portfolio Subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Small Cap Fund is not required to dispose of securities whose ratings drop below investment grade, but may do so if considered appropriate by its portfolio Subadviser. See the Appendix to this Prospectus for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

The Small Cap Fund's investments in zero coupon, stripped or certain other fixed income securities with original issue discount or market discount could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements. See "Taxes" in the Statement of Additional Information.

Foreign Securities. Each Fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. To the extent that foreign securities are represented in the Index, the Growth Fund may invest in these securities. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. In addition, investment in foreign securities generally may present a greater degree of risk than investment in domestic securities because of the possibility of less publicly-available financial and other information, more volatile and less liquid securities markets, less securities regulation, higher brokerage costs, imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

U.S. Government Securities. The U.S. Government Securities in which each Fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund's investments in such securities will cause its net asset value to fluctuate.

Temporary Defensive Investments. When in the judgment of its Subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government Securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the Fund's Subadviser.

Portfolio Turnover. Parametric Portfolio Associates, the Growth Fund's Subadviser, believes that a passive portfolio management strategy, combined with tax management techniques, will provide the best opportunity for the optimal level of after tax total return for the Growth Fund's shareholders. Passive portfolio management will limit the Growth Fund's portfolio turnover rate to the lowest possible level. Low turnover improves the opportunity for higher after-tax performance because realization of capital gains can be deferred.

The Small Cap Fund pursues the policy of selling that security in its portfolio which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders. Although neither Fund purchases and sells securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable.



                           HOW ARE THE FUNDS MANAGED?

Trustees and Officers

The Trust's Board of Trustees has overall responsibility for management and supervision of the Funds. By virtue of the functions performed by Clearwater Management Co., Inc., the Trust's Manager (the "Manager"), the Trust requires no employees other than its executive officers, all of whom receive their compensation from the Manager or other sources.

The Manager and Portfolio Subadvisers

Clearwater Management Co., Inc. The Manager is a privately-owned investment adviser registered under the Investment Advisers Act of 1940, and advises the Trust in accordance with a management contract dated March 1, 1998 (the "Management Contract"). The Manager is organized as a Minnesota corporation and the Manager's office is located at 332 Minnesota Street, Suite 2090, St. Paul, Minnesota 55101.

Under the Management Contract, the Manager, subject to the general supervision of the Trust's Board of Trustees, supervises the Trust's business operations and is responsible for administrative and other management functions necessary for the conduct of the Funds' affairs. Under the Management Contract, the Manager also is responsible for the payment or reimbursement of all of the Funds' expenses, except brokerage, taxes, interest and extraordinary expenses. As compensation for the services provided to the Funds and expenses assumed, the Manager receives a management fee at an annual rate of 0.45% and 1.35% of the net assets of the Growth Fund and the Small Cap Fund, respectively. Prior to November 1, 1997, the Manager received a management fee at an annual rate of 1.10% of the net assets of the Growth Fund. The Manager's fees are calculated and accrued on a daily basis as a percentage of each Fund's daily net assets. Under the Management Contract, the Manager assumes various Fund expenses that most other investment companies pay out of their own assets. The Manager's fees with respect to the Growth Fund and the Small Cap Fund for the year ended December 31, 1997 were 0.98% of the Growth Fund's net assets and 1.35% of the Small Cap Fund's net assets, respectively.

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades pricing and account services. The Adviser and the Funds' service providers have taken steps that they believe are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use and expect that their systems will be adapted in time for that event.

Parametric Portfolio Associates. In connection with the management of the Growth Fund, the Trust, the Manager and Parametric Portfolio Associates ("Parametric ") entered into a Subadvisory Contract dated November 1, 1997 (the "Growth Subadvisory Contract"). Parametric was founded in 1987 as a global equity manager and is a sub-partnership of PIMCO Advisors, L.P., a publicly traded investment management organization. Parametric is located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.

Under the Growth Subadvisory Contract, Parametric develops, recommends and implements an investment program and strategy for the Growth Fund which is consistent with the Growth Fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions. As compensation, Parametric receives a fee that is based on the Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of the Growth Fund's month-end net assets. The annualized compensation paid to Parametric with respect to the Growth Fund for the period from November 1, 1997 through December 31, 1997 was .15% of the Growth Fund's net assets. For the period January 1, 1997 to October 31, 1997 Sit Investment Associates, Inc. ("Sit") served as the Subadviser to the Fund. The annualized compensation paid to Sit with respect to the Growth Fund for the period January 1, 1997 to October 31, 1997, was .53% of the Growth Fund's net assets. Under the Growth Subadvisory Contract, the Manager, and not the Growth Fund, is responsible for payment of Subadvisory fees to Parametric. For more information on Parametric's Subadvisory fee, see "Management, Advisory and Other Services" in the Statement of Additional Information.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Investment Advisers Act of 1940, has managed the Small Cap Fund's portfolio since January 1, 1994. In connection with the management of the Small Cap Fund, the Trust, the Manager and KCM have entered into a Subadvisory contract dated May 1, 1994 (the "Small Cap Subadvisory Contract"). KCM devotes full time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under the Small Cap Subadvisory Contract, KCM develops, recommends and implements an investment program and strategy for the Small Cap Fund which is consistent with the Small Cap Fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions. As compensation, KCM receives a fee that is based on the

Small Cap Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of the Small Cap Fund's month-end net assets. The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 1997 was 0.88% of the Small Cap Fund's net assets. For more information on KCM's Subadvisory fee, see "Management, Advisory and Other Services" in the Statement of Additional Information. Under the Small Cap Subadvisory Contract, the Manager, and not the Small Cap Fund, is responsible for payment of Subadvisory fees to KCM.

Portfolio Managers

Growth Fund. David Stein, Managing Director and Chief Investment Officer of Parametric, leads the investment, research and product development activities at Parametric. In addition, Mr. Stein chairs Parametric's Investment Policy Committee. Prior to joining Parametric in 1996, Mr. Stein held positions as Director of Investment Research at GTE Investment Management (1995-1996); Director of Active Equity Strategies at the Vanguard Group (1994-1995); and Director of Quantitative Portfolio Management and Research at IBM Retirement Funds (1977-1994).

Small Cap Fund. Richard Sinise, a Vice President and the Director of Research of KCM, is primarily responsible for the day-to-day management of the Small Cap Fund's portfolio and has been since January 1, 1994. As an officer of KCM, Mr. Sinise has been responsible for developing investment strategies for clients of KCM and KCM affiliates since 1979.

Transfer Agent and Custodian

Fiduciary Counselling, Inc. (the "Transfer Agent") is the transfer agent for shares of the Funds. The Transfer Agent services the Funds' shareholder accounts, and its duties include: (i) effecting sales, redemptions and exchanges of shares; (ii) distributing income dividends and capital gain dividends; and
(iii) maintaining account records and responding to shareholder inquiries. The Transfer Agent's offices are located at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394, and inquiries to the Transfer Agent should be mailed to the Transfer Agent at that address.

Investors Fiduciary Trust Company (the "Custodian") serves as the custodian of the Funds' assets. The Custodian's responsibilities include determining the Funds' net asset values, safekeeping and controlling the Funds' cash and portfolio securities, handling the receipt and delivery of the Funds' portfolio securities and determining income and collecting interest and dividends on the Funds' investments. The Custodian does not determine the investment policies of the Funds or decide which portfolio securities will be purchased or sold. The Funds may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The principal business address of the Custodian is 801 Pennsylvania, Kansas City, Missouri 64105.

                            HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of either Fund, an investor must either send a check or wire funds to the Transfer Agent and deliver to the Transfer Agent a completed Purchase Order and Account Application.

Pricing of Shares

Net asset value per share of each Fund is determined after the close of regular trading on the New York Stock Exchange (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. Net asset value per share is determined by dividing the value of all of a Fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. The price at which a Purchase Order is filled is the net asset value per share next computed after payment and a properly completed application are received by the Transfer Agent, unless a later computation date is specified by the investor on the Purchase Order.

Minimum Purchases

No initial or subsequent investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

If a shareholder holds shares of either Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Trustees or the Manager, such withdrawal is in the best interests of the Trust. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing.

Fund Accounts

When a shareholder first purchases shares of either Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Certificates representing shares of a Fund ordinarily will not be issued. However, the Board of Trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.


                            HOW ARE SHARES REDEEMED?

Any shareholder of either Fund has the right to offer shares for redemption by the Trust. Redemptions shall be effected at the net asset value per share next determined after receipt by the Transfer Agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the Redemption Request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the Manager determines, in its sole discretion, that any such redemption would be in the best interests of the Fund. In order to redeem shares of either Fund, a shareholder must deliver to the Transfer Agent a Redemption Request which has been endorsed by the recordholder(s) exactly as the shares are registered with signature(s) guaranteed by any one of the following institutions: (i) a bank;
(ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the Transfer Agent. If a share certificate has been issued at the discretion of the Trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such Redemption Request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described above under "Pricing of Shares." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the New York Stock Exchange is closed or trading on said Exchange is restricted; an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Custodian fairly to determine the value of the Fund's net assets; or the Securities and Exchange Commission, by order, so permits.


                               EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of either Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of the other Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the Transfer Agent of an Exchange Request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The Trust may terminate or suspend the right to make Exchange Requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.


                      DIVIDENDS, DISTRIBUTIONS AND TAXATION

Each Fund is treated as a separate entity for federal income tax purposes, has elected to be treated and has qualified as a "regulated investment company" under the Code, and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Code and be free from any federal income tax on income and gains distributed to shareholders in accordance with the Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Distributions from net investment income, certain net foreign currency gains and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as capital gain, regardless of the shareholder's holding period for the shares. These capital gain distributions are taxable at different maximum federal tax rates (which will be indicated in the annual tax information the Funds provide to shareholders) for individuals and other noncorporate shareholders, depending generally upon the source of, and a Fund's holding periods for the assets that produce, the gains. Certain distributions paid by a Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares immediately prior to a distribution will be required to treat the distribution as ordinary income or capital gain as described above, even though economically it represents a return of a portion of their investment. Information regarding the tax status of each year's distributions will be provided to shareholders annually.

Each Fund may be subject to foreign withholding or other foreign taxes on its income (possibly including, in some cases, capital gains) from certain of its foreign investments, if any, and neither Fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders.

Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to an individual or other non-exempt payee will be subject to 31% backup withholding of federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the Trust is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the Purchase Order and Account Application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, banks and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder's place of residence. For further information on the tax consequences of an investment in a Fund, see "Taxes" in the Statement of Additional Information. Shareholders also may inquire about these and other matters by calling the Transfer Agent at (612) 228-0935.


                                PERFORMANCE DATA

The Trust may furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Funds for a designated period of time. Average annual total return for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period. Computations of average annual total return of a Fund will not take into account any required payments of federal or state income taxes.

The average annual total return of each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating returns should be considered when comparing performance information regarding a Fund to information published for other investment companies and other investment vehicles. Any return quotation should also be considered relative to changes in the values of a Fund's shares and the risks associated with that Fund's investment objectives and policies. At any time in the future, any return quotation may be higher or lower than a past return quotation and there can be no assurance that any historical return quotation will continue in the future. For more information regarding the computation of average annual total return, see the Statement of Additional Information.


                                OTHER INFORMATION


Each Fund is a series of the Trust, which was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 12, 1987, as amended and restated March 1, 1998 (the "Declaration of Trust"). Under the Declaration of Trust, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Trust are freely transferable, are entitled to dividends as declared by the Board of Trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the Investment Company Act of 1940, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the Board of Trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of April 1, 1998, Mr. William T. Weyerhaeuser, 1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, WA 98402, owned or had the power to vote more than 25% of the shares of Clearwater Growth Fund.

Under Massachusetts law, there is a remote possibility that shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. For further information regarding potential shareholder liability, see "The Trust" in the Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                        332 Minnesota Street, Suite 2100
                             St. Paul, MN 55101-1394





EXECUTIVE OFFICERS:                           TRUSTEES:
Philip W. Pascoe                              Samuel B. Carr, Jr.
Chairman of the Board                         Stanley R. Day, Jr.
Treasurer                                     Philip W. Pascoe
                                              Robert J. Phares
                                              Frederick T. Weyerhaeuser


INVESTMENT MANAGER:                           CLEARWATER GROWTH FUND
Clearwater Management Co., Inc.               SUBADVISOR:
332 Minnesota Street, Suite 2090              Parametric Portfolio Associates
St. Paul, MN  55101                           701 Fifth Avenue, Suite 7310
                                              Seattle, Washington 98104-7090

CUSTODIAN:                                    CLEARWATER SMALL CAP FUND
Investors Fiduciary Trust Company             SUBADVISOR:
801 Pennsylvania                              Kennedy Capital Management
Kansas City, MO 64105                         10829 Olive Boulevard
                                              St. Louis, MO  63141-7739

COUNSEL FOR THE FUNDS:                        TRANSFER AGENT AND
Hale and Dorr LLP                             SHAREHOLDER SERVICES:
60 State Street                               Fiduciary Counselling, Inc.
Boston, MA  02109                             332 Minnesota Street, Suite 2100
                                              St. Paul, MN  55101-1394
                                              (612) 228-0935



                                   PROSPECTUS

                                 April 30, 1998

                           CLEARWATER INVESTMENT TRUST


                             Clearwater Growth Fund
                            Clearwater Small Cap Fund



STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30,1998 of Clearwater Growth Fund (the "Growth Fund") and Clearwater Small Cap Fund, formerly named Clearwater Value Fund (the "Small Cap Fund"). A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at 612-228-0935 or by written request to Fiduciary Counselling, Inc. at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (Attention: Clearwater Investment Trust). The most recent Annual Report to Shareholders of the Growth Fund and the Small Cap Fund accompanies this Statement of Additional Information and is incorporated herein.



TABLE OF CONTENTS



        Objectives, Investment Policies and Restrictions.........B-5
        Executive Officers and Trustees..........................B-6
        Determination of Net Asset Value Per Share...............B-8
        Brokerage................................................B-8
        Taxes....................................................B-9
        Calculation of Performance Data..........................B-10
        The Trust................................................B-10
        Independent Public Accountants...........................B-12


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
                  TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
                                 April 30, 1998

OBJECTIVES, INVESTMENT POLICIES AND RESTRICTIONS

The Prospectus of the Growth Fund and the Small Cap Fund (each a "Fund"), dated April 30, 1998, identifies the investment objectives and principal investment policies of the Funds. Other policies of the Funds are set forth below.

Options on Securities and Securities Indices. The Growth Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing of options will be limited by the Growth Fund's policy to have a low portfolio turnover rate.

The Small Cap Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quotes in a NASDAQ market, provided that the Small Cap Fund continues to own the securities covering each call until the call has been exercised or has expired, or until the Small Cap Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Neither Fund may write covered call options on more than 25% of the market value of any single portfolio security. In addition, neither Fund has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's net assets.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, the Growth Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Growth Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The Growth Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Growth Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Growth Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Growth Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Growth Fund to purchase securities or currencies, require the Growth Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Growth Fund's obligations.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while the Growth Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Growth Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Growth Fund may be exposed to risk of loss. The loss incurred by the Growth Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Growth Fund's net asset value. The profitability of Growth Fund's trading in futures to seek to increase total return depends upon the ability of the Subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Growth Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Repurchase Agreements. In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. However, each Fund currently does not intend to enter into repurchase agreements with respect to more than 5% of its net assets. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government Security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). If the other party or "seller" defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the SEC has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities. Each Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, each Fund currently does not intend to make loans of portfolio securities that represent more than 5% of its net assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers, which have been approved in advance by the Trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by the Growth Fund or the Small Cap Fund exceed 33% of the value of such Fund's total assets. The Funds have no current intention to loan securities in excess of 5% of the Funds' total assets.

Short Sales Against the Box. The Growth Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

When-Issued Securities. The Growth Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Growth Fund if the value of the security declines prior to the settlement date.

Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and the Statement of Additional Information, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

         (1) invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

         (2)  underwrite any issue of securities;

         (3) make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

         (4) purchase securities on margin, except for short-term credit necessary for clearance or portfolio transactions;

         (5) borrow money or issue senio securities, excep as permitted by the Investment Company Act of 1940;

         (6) invest more than 25% of its total assets in securities of issuers in any one industry except that this limitation does not apply to
              (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government Securities), or (ii) Clearwater Growth Fund to the extent that the adviser or subadviser determines that investment without regard to the stated limits is necessary in order to pursue Clearwater Growth Fund's policy of tracking the Russell 1000 Index or any substitute index.

         (7) with respect to 75% of its total assets, purchase any security (other than U.S. Government Securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer.


The following investment restrictions are designated as nonfundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

         (1) buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;
         (2) invest in companies for the purpose of exercising control or management;

         (3) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; or
         (4)  sell  securities  short,  except  to  the  extent  that  the  Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;


MANAGEMENT, ADVISORY AND OTHER SERVICES

Clearwater Management Co., Inc. Clearwater Investment Trust (the "Trust") has contracted with Clearwater Management Co., Inc. (the "Manager"), 332 Minnesota Street, Suite 2090, St. Paul, Minnesota, to act as manager of the Trust. The initial term of the Management Contract between the Trust and the Manager is two years and is renewable annually for successive one year terms.

Under the terms of the Management Contract, the Manager supervises all of the Trust's business operations and is responsible for formulating and implementing investment strategies for the Funds. The Manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the Management Contract, the Manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the Trust, including executive salaries of the Trust. Pursuant to the Management Contract, the Manager also pays all of the Funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the Manager receives a management fee at the annual rate of 0.45% and 1.35% of the net assets of the Growth Fund and the Small Cap Fund, respectively. The management fee for the Growth Fund was previously 1.10% of the Fund's average annual net assets. The reduction in the management fee to 0.45% of net assets was effective November 1, 1997. The Manager's fees are calculated and accrued daily as a percentage of each Fund's daily net assets, and are paid quarterly. During the three years ended December 31, 1995, 1996 and 1997, the total dollar amounts paid to the Manager by the Growth Fund were $831,562 $977,321 and $1,012,399, respectively. The net assets of Growth Fund at December 31, 1997 were $106,859,255. During the three years ended December 31, 1995, 1996 and 1997 the total dollar amounts paid to the Manager by the Small Cap Fund were $312,702, $392,202 and $534,172, respectively. The net assets of the Small Cap Fund at December 31, 1997 were $40,838,409.

Subadvisory Contracts. Under the terms of the Management Contract, the Manager is authorized to enter into Subadvisory contracts with one or more investment advisers which will have responsibility for rendering investment advice to all or a portion of the Funds' portfolios.

As described in the Prospectus, the Trust, on behalf of the Growth Fund, the Manager and Parametric Portfolio Associates ("Parametric") have entered into a Subadvisory Contract, whereby Parametric develops, recommends and implements an investment program and strategy for the Growth Fund, subject to approval of the Board of Trustees. Fees payable to Parametric are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the Manager at an annual rate of 0.15% of the Fund's net assets.

The Growth Fund is not responsible for payment of the Subadvisory fees to Parametric. During the years ended December 31, 1995 and 1996 and the period January 1, 1997 through October 31, 1997, the Manager paid Subadvisory fees of $450,103, $507,628 and $450,753, respectively to Sit Investment Associates, Inc. (the previous subadviser). During the period from November 1, 1997 through December 31, 1997, the Manager paid subadvisory fees of $28,999 to Parametric.

The Trust, on behalf of the Small Cap Fund, the Manager and Kennedy Capital Management ("KCM") have entered into a Subadvisory Contract, whereby KCM develops, recommends and implements an investment program and strategy for the Small Cap Fund, subject to approval of the Board of Trustees. Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the Manager according to the following schedule:

                      Percent                Net Assets

                      0.85%                  Up to and including $50 million
                      0.80%                  More than $50 million


The Small Cap Fund is not responsible for payment of the Subadvisory fees to KCM. During the years ended December 31, 1995, 1996 and 1997, the Manager paid Subadvisory fees of $235,243, $298,894 and $346,861 respectively to KCM. On February 24, 1998, shareholders of the Trust ratified a reduction in the subadvisory fee paid to KCM that had previously been approved by the Board of Trustees. The reduction in the rate of the subadvisory fee will be retroactive to January 1, 1997 and ongoing as of January 1, 1998. The new rate that CMC will pay to KCM is 0.85% of the Fund's net assets up to and including $50 million and 0.80% of such assets over $50 million.

Other Provisions of the Contracts. Any amendment to the Management Contract or either of the Subadvisory Contracts requires approval by vote of (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. Each Contract terminates automatically in the event of its assignment and the Subadvisory Contracts terminate automatically upon termination of the Management Contract. Also, each Contract may be terminated by not more than 60 days nor less than 30 days' written notice by either the Trust or the Manager or upon not less than 120 days' notice by the Subadviser. Each Contract provides that the Manager or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each Contract has an initial term of two years and will continue in effect thereafter if such continuance is approved at least annually by (a) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract and (b) either (i) a majority of all of the Trustees of the Trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.


EXECUTIVE OFFICERS AND TRUSTEES

The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years and their ages and addresses.



               Philip W. Pascoe* (51), Trustee, Chairman and Treasurer
                  of the Trust
               Chairman, Clearwater Management Co., Inc. (1996/Present) Managing Director, Investments of Piper Jaffray, Inc. (1996/Present)
               Senior  Vice  President,   Dean  Witter  Reynolds,   Inc.  (1996)
               Associate Vice President, Dean Witter Reynolds, Inc. (1982-1996)
                  1145 Broadway, Suite 1500
                  P.O. Box 1278
                  Tacoma, Washington 98402



               Samuel B. Carr, Jr. (42),  Trustee
               President and Chief Investment Officer, S. B. Carr Investments, Inc. (1990/present)
                  124 Auburn Street, Suite 200 North
                  Cambridge, Massachusetts  02138-5700

               Stanley R. Day, Jr. (39),  Trustee
               President and Director,  SRAM Corporation, (1987/present)
                  361 West Chestnut Street
                  Chicago, Illinois  60611


               Robert J. Phares (34),  Trustee
               Chief Executive  Officer, Battle Ridge Ranch Company,
               (1986/present)
                  Route One, Box 258
                  Wilsall, Montana 59086


               Daniel C. Titcomb (44), Vice President and Secretary
               President and Director, Research Engineering and Design, Inc., (1994/Present) President and Director, Titcomb Associates, Inc., (1987/1994)
                  332 Minnesota Street, Suite 2090
                  St. Paul, Minnesota  55101



               Frederick T.  Weyerhaeuser* (66), Trustee
               Chairman and Treasurer of  the  Trust (1987/1998)
               Chairman, Clearwater Management Co., Inc. (1987/1996) Director, Potlatch Corporation, a forest products company (1960/present) Trustee, The Minnesota Mutual Life Insurance Company (1968/present) Director, Weeden Securities Corporation (1987/present)
                  332 Minnesota Street, Suite 2090
                  St. Paul, Minnesota  55101



The business address of all officers of the Trust is 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101.


As of April 1, 1998 all of the Trustees and officers of the Trust, as a group, owned of record 1.41% of the outstanding shares of the Growth Fund and 6.69% of the outstanding shares of the Small Cap Fund.


------------------------
*Messrs. Frederick T. Weyerhaeuser and Philip W. Pascoe are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust.


Compensation of Trustees and Officers

The Trust pays no salaries or compensation to any of its officers. Pursuant to the Management Contract, the Manager, on behalf of the Trust, pays each of the Trustees an annual fee of $2,000, plus $500 per meeting attended; expenses incurred by Trustees in attending meetings are reimbursed. Such fees and expenses are reimbursed by the Manager to the Trust under the Management Contract. The following table sets forth the amounts of compensation received by each Trustee during the fiscal year ended December 31, 1997. Mr. Pascoe was elected as a Trustee on February 24, 1998. He received no compensation during the fiscal year ended December 31, 1997.

                                            Compensation With Respect
         Name of Trustees                   to Trust/Complex

         Samuel B. Carr, Jr.                $  4,000
         Stanley R. Day, Jr.                $  3,000
         Philip W. Pascoe                   $      0
         Robert J. Phares                   $  3,500
         Frederick T. Weyerhaeuser          $  4,000
         ----------------                   --------
                  Total                     $ 14,500



DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio Subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such Subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The Subadvisers of the Funds have advised the Manager that neither of them has paid any such excess in connection with brokerage transactions for the Funds. Nevertheless, the Subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients.

During the three years ended December 31, 1995, 1996 and 1997, the Growth Fund paid brokerage commissions in the amounts of $133,636, $156,583 and $88,681 respectively. During the three years ended December 31, 1995, 1996 and 1997, the Small Cap Fund paid brokerage commissions in the amounts of $64,979, $94,093 and $165,105 respectively.

During the three years ended December 31, 1995, 1996 and 1997, (i) the Growth Fund paid brokerage commissions of $770.00 (0.58% of brokerage commissions paid), $495.00 (0.32% of brokerage commissions paid) and $0 (0% of brokerage commissions paid), respectively, and (ii) the Small Cap Fund paid brokerage commissions of $3,402 (2.52% of brokerage commissions paid) to Weeden & Co., LP in 1997 only. One of the Funds' Trustees is also a director of Weeden Securities Corporation, the general partner of Weeden & Co, LP.


TAXES

Under the Internal Revenue Code of 1986, as amended (the "Tax Code"), each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability in 1998.

For purposes of the 70% dividends-received deduction available to corporations, dividends received by either Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) that is satisfied during a prescribed period before and after each dividend in an unleveraged position and distributed and properly designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other positions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Under the Tax Code, each of the Funds will be subject to a nondeductible 4% excise tax on substantially all of its undistributed ordinary income and capital gain if it fails to meet certain distribution requirements by the end of each calendar year.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency denominated debt securities, forward foreign currency contracts (if any), foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If either Fund acquires stock, including certain options, in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income.

Investment by a Fund in zero coupon, stripped or certain other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) or in certain options or futures contracts that are subject to mark-to-market rules could require the Fund to recognize income or gain prior to the receipt of cash and hence require it to liquidate investments in order to generate cash for distributions required by the Tax Code with respect to such income or gain. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

A Fund's transactions involving options and futures contracts will be subject to special tax rules, the effect of which may be to accelerate the Fund's recognition of income, defer Fund losses, cause adjustments in the holding periods of securities or otherwise affect the treatment as long-term or short-term of certain capital gains or losses. A Fund may also be required to recognize gain upon entering into a short sale against the box or any other transaction that is treated under the Code as a constructive sale of an appreciated financial position of the Fund. These rules could therefore affect the amount, timing and character of distributions to shareholders.

All or a portion of a loss realized on a redemption of shares may be disallowed or recharacterized under tax rules relating to wash sales or redemptions of shares held for six months or less.

Shareholders who are not U.S. persons, as defined in the Prospectus, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income, and should consult their tax advisers for information on the application of these rules to their particular situations.

CALCULATION OF PERFORMANCE DATA

The Funds' average annual total return quotations, as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the SEC.

Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                         n
                                P (1 + T)   = ERV

         Where:   P         =   a hypothetical initial payment of $1000

                  T         =   average annual total return

                  n         =   number of years

                  ERV       =   ending redeemable value of a
                                hypothetical  $1000  payment made at the
                                beginning of a designated  period at the
                                end  of  the   designated   period   (or
                                fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Funds are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above) of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fees used for purposes of the above computation are assumed to be the fees that would be charged to the mean account size of such Fund.

The average annual total return of the Growth Fund for the one, five and ten year periods ended December 31, 1997, were 28.4%, 16.4% and 15.9% respectively. The average annual total return for the Small Cap Fund for the year ended December 31, 1997, for the five years ended December 31, 1997 and for the period since the Small Cap Fund commenced operations on January 31, 1989 through December 31, 1997 were 40.20%, 17.0% and 12.9%, respectively. The foregoing average annual total return figures were determined based on expenses in effect for the Funds during the covered periods.


THE TRUST

As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated January 12, 1987 as amended and restated March 1, 1998 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Unless otherwise required by the Investment Company Act of 1940, as amended, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of Trustees or the appointment of independent accountants for the Trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a Trustee by the affirmative vote of at least a majority of the remaining Trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

As of April 1, 1998, each of the following persons owned five percent or more of the voting securities of each such Fund,

------------------------------ ------------------------- ----------------------
Name                           % Total Shares            % Total Shares

                               Clearwater Growth Fund    Clearwater Small Cap
                                                         Fund
------------------------------ ------------------------- ----------------------
Stanley R. Day, Jr.*                      NA                     7.64%
------------------------------ ------------------------- ----------------------
W. John Driscoll*                       16.30%                  14.88%
------------------------------ ------------------------- ----------------------
Walter S. Rosenberry III*                8.65%                   8.10%
------------------------------ ------------------------- ----------------------
Edward R. Titcomb*                        NA                    12.90%
------------------------------ ------------------------- ----------------------
John W. Titcomb, Jr.**                   5.71%                    NA
------------------------------ ------------------------- ----------------------
Charles A. Weyerhaeuser*                11.95%                   8.54%
------------------------------ ------------------------- ----------------------
David C. Weyerhaeuser*                   5.31%                  11.83%
------------------------------ ------------------------- ----------------------
David M. Weyerhaeuser**                  9.80%                   6.57%
------------------------------ ------------------------- ----------------------
Frederick T. Weyerhaeuser*              16.15%                  23.91%
------------------------------ ------------------------- ----------------------
George H. Weyerhaeuser**                24.17%                  19.66%
------------------------------ ------------------------- ----------------------
Wendy W. Weyerhaeuser**                 10.84%                    NA
------------------------------ ------------------------- ----------------------
William T. Weyerhaeuser**               28.90%                  21.24%
------------------------------ ------------------------- ----------------------
*   332 Minnesota Street, Suite 2100, Saint Paul, Minnesota 55101-1394
**  1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, Washington 98402

As of April 1, 1998 Mr. William T. Weyerhaeuser owned or had the power to vote more than 25% of the shares of the Clearwater Growth Fund. This holding may be influential on the outcome of a shareholder vote and may make it more difficult for shareholders with smaller holdings to affect the outcome of such a vote.


INDEPENDENT PUBLIC ACCOUNTANTS

KPMG Peat Marwick LLP serves as independent public accountants to the Trust. In this capacity, KPMG Peat Marwick LLP audits and renders an opinion on the Funds' financial statements.

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                        332 Minnesota Street, Suite 2100
                               St. Paul, MN 55101






EXECUTIVE OFFICERS:                        TRUSTEES:
Philip W. Pascoe                           Samuel B. Carr, Jr.
Chairman of the Board                      Stanley R. Day, Jr.
Treasurer                                  Philip W. Pascoe
                                           Robert J. Phares
                                           Frederick T. Weyerhaeuser


INVESTMENT MANAGER:                        CLEARWATER GROWTH FUND
Clearwater Management Co., Inc.            SUBADVISOR:
332 Minnesota Street, Suite 2090           Parametric Portfolio Associates
St. Paul, MN  55101                        701 Fifth Avenue, Suite 7310
                                           Seattle, WA 98014-7090

CUSTODIAN:                                 CLEARWATER SMALL CAP FUND
Investors Fiduciary Trust Company          SUBADVISOR:
801 Pennsylvania                           Kennedy Capital Management
Kansas City , MO 64105                     10829 Olive Boulevard
                                           St. Louis, MO  63141-7739

COUNSEL FOR THE FUNDS:                     TRANSFER AGENT AND
Hale and Dorr LLP                          SHAREHOLDER SERVICES:
60 State Street                            Fiduciary Counselling, Inc.
Boston, MA  02109                          332 Minnesota Street, Suite 2100
                                           St. Paul, MN  55101-1394
                                           (612) 228-0935








                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 1998

                           CLEARWATER INVESTMENT TRUST

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

                  (a)      Financial Statements

                           Included in Part A:

                           Financial Highlights for Clearwater Growth Fund for the period from 1988 to 1997.

                           Financial Highlights for Clearwater Small Cap Fund for the period from inception (January 31, 1989) to 1997.

                           Included in Part B:

                           Incorporated by reference to the annual report of the Funds, dated December 31, 1997, filed electronically on February 24, 1998 pursuant to Section 30(b)(2) of the Investment Company Act of 1940 (Accession No. 000081116-98-000006)

                           For Clearwater Growth Fund and Clearwater Small Cap
                           Fund:

                           Portfolio of Investments, December 31, 1997
                           Statement of Assets and  Liabilities,  December 31,
                           1997
                           Statement of Operations for the year ended December 31, 1997
                           Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1997 Financial Highlights for the years ended December 31, 1997
                           Notes  to  Financial  Statements
                           Independent Auditors' Report

                  (b)      Exhibits:

                           1.       Declaration of Trust dated January 12, 1987*

                           1.1 Amendment to Declaration of Trust dated March 25, 1994*


                           1.2 Amended and Restated Declaration of Trust dated March 1, 1998**

                           2.       By-Laws*


                           2.1      Amended and Restated By-Laws dated March 1,
                                    1998**


                           3.       None

                           4.       None

                           5.1      Management Contract dated May 1, 1994*


                           5.2 Management Contract, as amended, dated March 1, 1998**


                           5.3 Subadvisory Contract with SIT Investment Associates, Inc.for Clearwater Growth Fund dated May 1, 1994*


                           5.4 Subadvisory Contract with Parametric Portfolio Associatesfor Clearwater Growth Fund dated November 1, 1997**


                           5.5 Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994*


                           5.6 Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998**


                           6.       None

                           7.       None

                           8. Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987*

                           8.1 Amendment to Custodian Agreement dated March 27, 1991*

                           8.2 Amendment to Custodian Agreement dated November 4, 1992*


                           8.3 Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997**

                           8.4 Amendment to the Custodian Agreement dated March 1, 1998+


                           9. Investment Company Service Agreement dated March 2, 1987*

                           9.1 Amendment to Investment Company Service Agreement dated May 1, 1995*

                           9.2      Accounting Services Agreement dated April 3,
                                    1995*

                           10.      None

                           11.      Consent of Independent Accountants+

                           12.      None

                           13.      Stock Purchase Agreement dated February 19,
                                    1987*

                           14.      None

                           15.      None

                           16.1 Computations of Average Annual Total Return of Clearwater Growth Fund*

                           16.2 Computations of Average Annual Total Return of Clearwater Small Cap Fund*

                           17.1     Financial Data Schedule - Clearwater Growth
                                    Fund+

                           17.2 Financial Data Schedule - Clearwater Small Cap Fund+

                           18.      None

                           19.      Powers of Attorney*


                           19.1     Power of Attorney of Philip W. Pascoe**

                           19.2     Powers of Attorney+
                  ------------


                  +        Filed herewith

                  * Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

                  ** Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on February 27, 1998 and incorporated herein by reference (File No. 33-12289).


Item 25.          Persons Controlled by or Under
                  Common Control with Registrant

                  The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 26.          Number of Holders of Securities

                  The following sets forth the approximate number of record holders of each series of securities of the Registrant as of January 30, 1998:

                  Title of Class                      Number of Record Holders

         Clearwater Growth Fund                                318

         Clearwater Small Cap Fund                             242


Item 27.          Indemnification

                  Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 32 below.


Item 28.          Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

                  (a)   Items 6 and 8 of Part II;

                  (b)   Section 6, Business Background, of each Schedule D.


Item 29.          Principal Underwriter

                  Not applicable

Item 30.          Location of Accounts and Records

                  The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.


Item 31.          Management Services

                  The Registrant is a party to three contracts, described in the Prospectus and Statement of Additional Information, under which it receives management services from Clearwater Management Co., Inc. and advisory services from Parametric Portfolio Associates and Kennedy Capital Management.


Item 32.          Undertaking

                  (a) The Registrant undertakes (i) to call special meetings of any series upon the written request of shareholders owning at least one-fourth of the outstanding shares entitled to vote thereat and (ii) to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with respect to providing its shareholders access to the list of shareholders of record of the Registrant or the mailing of materials to such shareholders of record whenever ten or more shareholders meeting the qualifications set forth in
Section 16(c) of the Investment Company Act of 1940 seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on a request for a special meeting.

                  (b) The Registrant hereby undertakes to deliver or cause to be delivered with the Statement of Additional Information, to each person to whom the Statement of Additional Information is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Statement of Additional Information that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                  (c) The Registrant further undertakes to limit indemnification of officers and Trustees to the extent set forth in its Declaration of Trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) Under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 10th day of April, 1998.


                                           CLEARWATER INVESTMENT
                                           TRUST



                                           By:  /s/Philip W. Pascoe
                                                Philip W. Pascoe
                                                Chairman and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the dates indicated:


         Signature                                            Date

PRINCIPAL EXECUTIVE, FINANCIAL
AND ACCOUNTING OFFICER:



/s/Philip W. Pascoe                                      April 10, 1998
---------------------------------
Philip W. Pascoe
Chairman and Treasurer


THE BOARD OF TRUSTEES:

/s/Samuel B. Carr, Jr*
Samuel B. Carr, Jr.

/s/Stanley R. Day, Jr.*
Stanley R. Day, Jr.

/s/Robert J. Phares*
Robert J. Phares


/s/Frederick T. Weyerhaeuser*
Frederick T. Weyerhaeuser

*By:/s/Philip W. Pascoe                                  April 10, 1998
    -----------------------------
      Philip W. Pascoe
      Power-of-Attorney

                                  Exhibit Index



Exhibit
Number



8.4      Amendment to the Custodian Agreement dated March 1, 1998


11.      Consent of Independent Accountants

17.1     Financial Data Schedule - Clearwater Growth Fund

17.2     Financial Data Schedule - Clearwater Small Cap Fund


19.2     Powers of Attorney